UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2026

INFLEQTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42646	86-1946291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1315 West Century Drive, Suite 150
Louisville, CO 80027
(Address of principal executive offices, including zip code)

(303) 440-1284

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INFQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	INFQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission to amend the Current Report on Form 8-K filed by Infleqtion, Inc. (the “Company”) on February 17, 2026 (the “Original Report”).

The Company is filing this Amendment No. 1 to the Original Report to include:

(a) the audited financial statements of ColdQuanta, Inc. (“Legacy Infleqtion”), as of and for the years ended December 31, 2025 and 2024 as Exhibit 99.1; and

(b) the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Legacy Infleqtion as of and for the years ended December 31, 2025 and 2024 as Exhibit 99.2.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The Original Report remains unchanged. Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 2.02 Results of Operations and Financial Condition.

The audited financial statements of Legacy Infleqtion as of and for the years ended December 31, 2025 and 2024 are set forth in Exhibit 99.1 hereto and the management’s discussion and analysis of financial condition and results of operations of Legacy Infleqtion as of and for the years ended December 31, 2025 and 2024 are set forth in Exhibit 99.2 hereto and each are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Legacy Infleqtion as of and for the years ended December 31, 2025 and 2024 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.1	Audited financial statements of Legacy Infleqtion as of and for the years ended December 31, 2025 and 2024.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Infleqtion as of and for the years ended December 31, 2025 and 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLEQTION, INC.
Dated: March 31, 2026

	By:	/s/ Ilan Hart
	Name:	Ilan Hart
	Title:	Chief Financial Officer